Exhibit 10.1

FOURTH AMENDMENT TO CONTRACT FOR PURCHASE
AND SALE OF REAL PROPERTY

This Fourth Amendment to Contract for Purchase and Sale of Real Property (the "Fourth Amendment") is made and entered into as of the 31th day of December, 2009, by and between RICHWOOD, INC., a Florida corporation (“Richwood”) and The McClatchy Company, a Delaware corporation (“McClatchy”, and together with Richwood, hereinafter collectively referred to as the "Seller"), and CITISQUARE GROUP, LLC, a Florida limited liability company (the "Buyer").

W I T N E S S E T H:

           WHEREAS, Richwood, Miami Herald Publishing Company, a Florida corporation (“MHPC”) and Knight-Ridder, Inc., a Florida corporation (collectively, the “Original Sellers”), and Buyer entered into that certain Contract for Purchase and Sale of Real Property effective as of March 3, 2005 as amended by that certain First Amendment (the "First Amendment") dated August 10, 2007, as further amended by that certain Second Amendment (the “Second Amendment”) dated December 20, 2007 and as further amended by that certain Third Amendment (the “Third Amendment”) dated December 30, 2008 (said contract as modified by the First Amendment, the Second Amendment and Third Amendment being herein called the “ Existing Contract”, and as further modified by this Fourth Amendment being herein called the “Amended Contract”) pursuant to which Original Sellers agreed to sell to Buyer and Buyer agreed to buy from Original Sellers certain real estate located in Miami-Dade County, Florida as more particularly described therein (the “Herald Property”);

WHEREAS, pursuant to the terms of the Third Amendment, the Closing Date, as defined in the Existing Contract, was extended to December 31, 2009; and

           WHEREAS, Buyer and Seller have agreed to modify certain provisions of the Existing Contract on the terms and conditions set forth herein.

           NOW THEREFORE, in consideration of Ten Dollars ($10.00) and the mutual promises contained herein, the receipt, sufficiency and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

1.	Recitals.	The above recitals are true and correct and incorporated herein by reference as if set forth in full.

2.	Capitalized Terms.	Any capitalized terms herein and not otherwise defined shall have the same meanings as described to them in the Existing Contract.

3.	Seller. Any reference to Sellers in the Existing Contract shall now only refer to Richwood and McClatchy.

4.	Closing Date. Section 1.2 of the Existing Contract is hereby deleted in its entirety, and in lieu thereof, is replaced with the following:

“The Closing Date shall be 12:00 pm Pacific Standard Time on January 19, 2010, or such other date provided by this Contract.”

5.	Termination Fee. Section 6 of the Second Amendment is hereby deleted in its entirety, and in lieu thereof, is replaced with the following:

“Mark Siffin (“Siffin”), who is a principal of one of the development groups affiliated with Buyer, by his signature below, agrees that in the event Buyer fails to close on the purchase of the Property on or before the Closing Date, by reason of Buyer’s default under the Contract, Siffin shall pay Seller a termination fee of Seven Million Dollars ($7,000,000.00) (the “Termination Fee”) within ten (10) days following such failure to close.”

6.
Extension of Closing Date.  Buyer may, by written notice to Seller three (3) days prior to the Closing Date, elect to extend the Closing Date to no later than January 31, 2011.  If Buyer elects to extend the Closing Date as herein provided, (i) Buyer shall, on or before 12:00 pm Pacific Standard Time, January 19, 2010, pay to Seller an additional deposit of Six Million Dollars ($6,000,000.00), which shall be treated as an Additional Deposit for all purposes under the Amended Contract and (ii) Section 1.2 of the Amended Contract (as amended by Section 4 of this Fourth Amendment) shall be deleted in its entirety, and in lieu thereof, shall be replaced with the following:

“The Closing Date shall be January 31, 2011, or such other date provided by this Contract.”

This amendment to Section 1.2 of the Amended Contract shall be self-operative and no further agreements or instruments shall be required to be executed and delivered by the parties to evidence the same.

7.	Time of the Essence. Time is of the essence of the Amended Contract.

                8.           No Breach of Contract.  Each of Buyer and Seller acknowledges and agrees that as of the date hereof, it is not aware of any breach of the Amended Contract by the other party, except with respect Buyer’s breach relating to the claim of lien filed by Cooper Carry, Inc., and all notices between the parties and their respective counsel exchanged from and after December 1, 2007, including any claims of breach, through and including the date hereof are hereby withdrawn and are of no force or effect, other than notices provided by Seller with respect to the Cooper Cary lien.

9.	Counterparts. This Fourth Amendment may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument.

10.	Ratification. Except as modified hereby, the Existing Contract is hereby ratified and confirmed.

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IN WITNESS WHEREOF, this Fourth Amendment to Contract is entered into as of the date first appearing above.

                                                      BUYER:  CITISQUARE GROUP, LLC, a Florida limited liability company

                                                      By:                      /s/ David Martin
                                                      Name:                 David Martin
                                                      Title:                   Vice President

                                                      SELLER:  RICHWOOD, INC., a Florida corporation

                                                      By:                    /s/Patrick J. Talamantes
                                                      Name:               Patrick J. Talamantes
                                                      Title:                 President

                                                                                       THE McCLATCHY COMPANY., a Delaware corporation

                                                                      By:                    /s/Gary Pruitt
                                                      Name:               Gary Pruitt
                                                      Title:                 Chairman, President & CEO

                                                                                         SIFFIN (solely for purpose of confirming his obligations under Paragraph 5 above):

                                                                       By:                    /s/Mark Siffin
                                                                                 Mark Siffin, an individual